UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2009

SHERMEN WSC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

(212) 300-0020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 18, 2009, Shermen WSC Acquisition Corp. (“Shermen”), which has agreed to acquire the bulk liquid storage and liquid animal supplement businesses of ED&F Man Holdings Limited (“ED&F Man”), issued a press release announcing that Westway Terminal Company, Inc. (“Westway Terminal”), a subsidiary of ED&F Man being acquired by Shermen, has reached an agreement with an international petroleum company for the storage of lube oils at Westway Terminal’s Port Allen, Louisiana Terminal. A copy of the press release issued by Shermen is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings.

Where to Find Additional Information

Shermen has agreed to acquire ED&F Man’s bulk liquid storage business, including Westway Terminal, and liquid animal supplement business pursuant to a Transaction Agreement, dated as of November 25, 2008 and amended and restated as of May 1, 2009, by and among Shermen, ED&F Man, Westway Terminal and certain other entities (as so amended and restated, the “Transaction Agreement”). Shermen’s stockholders of record as of the close of business on May 7, 2009 will vote on approval of the transactions contemplated by the Transaction Agreement at Shermen’s annual meeting of stockholders on May 26, 2009. In connection with those transactions, Shermen filed a definitive proxy statement with the SEC on May 14, 2009 and has mailed copies of the definitive proxy statement to Shermen stockholders who are entitled to attend and vote at the annual meeting. Stockholders of Shermen and other interested persons are advised to read the definitive proxy statement, as well as other relevant documents filed with the SEC when they become available because they contain important information about Shermen, ED&F Man and the proposed transaction. Stockholders may obtain a free copy of the proxy statements and other documents, once available, filed by Shermen at the SEC’s web site at http://www.sec.gov or by directing a request to Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY 10169, telephone (212) 300-0020. The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the rules of the Over-the-Counter Bulletin Board.

Shermen and its directors and officers may be deemed participants in the solicitation of proxies from Shermen’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Shermen is contained in Shermen’s prospectus dated May 24, 2007, and definitive proxy statement dated May 14, 2009, each of which is filed with the SEC.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number	Exhibit Title

99.1	Press release dated May 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009	SHERMEN WSC ACQUISITION CORP.

	By:	/s/ Francis P. Jenkins, Jr.
		Name:	Francis P. Jenkins, Jr.
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press release dated May 18, 2009.